EXHIBIT 10.4

Amendment No. 2 to Master Services Agreement

This Amendment Number Two (this “Amendment 2”) is entered into this 22nd day of April, 2009 (the “Amendment 2 Effective Date”), by and between Antigenics Inc., a Delaware corporation having an address at 162 Fifth Avenue, Suite 900, New York, New York 10010 (the “Company”) and Raifarm Limited, a Cyprus registered company, having an address at Cyprus- Limassol 3030, 35 Thekla Lysioti street Eagle Star House, 6th floor, (each a “Party” and collectively the “Parties”). Capitalized terms not otherwise defined shall have the meaning set forth in the Agreement.

WHEREAS, Company and Raifarm Limited are parties to that certain Master Services Agreement with an effective date of May 23, 2007 (as amended from time to time, the “Agreement”); and

WHEREAS, the Parties now wish to amend the Agreement as set forth herein.

NOW THEREFORE, and in consideration of the premises and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	The Parties acknowledge and agree that the term of the Agreement shall be extended through [**].

2.	The Parties further acknowledge and agree that, except as set forth in this Amendment 2, the Agreement shall remain in full force and effect.

3.	This Amendment 2 shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, U.S.A. irrespective of any conflicts of law principles thereof.

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties each have caused this Amendment 2 to be executed by their duly respective authorized representative as of the Amendment 2 Effective Date.

ANTIGENICS INC., a Delaware corporation

By:	/s/ Kerry Wentworth
Name:	Kerry Wentworth
Title:	Vice President Clinical, Regulatory and Quality

Raifarm Limited

By:	/s/ Yuri Raifeld
Name:	Yuri Raifeld
Title:	President and CEO

[**] = Portions of this exhibit have been omitted pursuant to a confidential treatment request. An unpredicted version of this exhibit has been filed separately with the Commission.